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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

     CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 20, 2001 (Date of earliest event reported)
Toyota Auto Finance Receivables LLC on behalf of the Toyota Auto Receivables 2001-C Owner Trust (Exact name of registrant as specified in its charter)
DELAWARE (State or Other Jurisdiction of Incorporation)	333-58164 (Commission File Number)	33-4836519 (I.R.S. Employer Identification No.)
19300 Gramercy Place, North Building Torrance, California 90509 (Address of principal executive offices)

Registrant's telephone number, including area code: (310) 468-7333

ITEM 5. OTHER EVENTS

    On September 20, 2001, Toyota Auto Finance Receivables LLC ("TAFR LLC") and Toyota Motor Credit Corporation ("TMCC") entered into that certain Receivables Purchase Agreement dated as of August 1, 2001 (the "Receivables Purchase Agreement"), pursuant to which TMCC transferred to TAFR LLC certain retail installment sales contracts relating to certain new and used automobiles and light duty trucks (the "Receivables") and related property.

    On September 20, 2001, the Toyota Auto Receivables 2001-C Owner Trust, a Delaware business trust created pursuant to that certain Amended and Restated Trust Agreement dated as of August 1, 2001 (the "Trust Agreement"), by and among TAFR LLC, as depositor, U.S. Bank Trust National Association, as owner trustee, and U.S. Bank Trust National Association, as Delaware co-trustee, (the "Trust"), TAFR LLC, as seller, and TMCC, as servicer, entered into that certain Sale and Servicing Agreement dated as of September 1, 2001 (the "Sale and Servicing Agreement"), pursuant to which the Receivables and related property were transferred to the Trust.

    On September 20, 2001, the Trust caused the issuance, pursuant to that certain Indenture dated as of August 1, 2001 (the "Indenture"), by and between the Trust, as issuer, and U.S. Bank National Association, as indenture trustee and securities intermediary, and pursuant to the Sale and Servicing Agreement, of the Notes, issued in the following classes: Class A-1, Class A-2, Class A-3, Class A-4 (collectively, the "Notes").

    On September 20, 2001, the Trust, TMCC as administrator, U.S. Bank National Association as indenture trustee and U.S. Bank Trust National Association as owner trustee entered into that certain Administration Agreement (the "Administration Agreement"), pursuant to which TMCC agreed to perform certain duties of the Issuer, the Owner Trustee and the Indenture Trustee.

    On September 20, 2001, the Trust entered into that certain ISDA Master Agreement (the "Master Agreement") dated as of September 20, 2001, a Schedule to the Swap Agreement dated as of September 20, 2001 (the "Schedule"), and a Class A-3 Confirmation to the Swap Agreement dated as of September 20, 2001 (the "Class A-3 Confirmation", and together with the Master Agreement and the Schedule, the "Swap Agreement"), collectively embodying an interest rate swap between the Trust and TMCC, as swap counterparty.

    On September 20, 2001, the Trust, as assignor, U.S. Bank National Association, as assignee, and TMCC, as swap counterparty, entered into that certain Assignment of the Swap Agreement dated as of September 20, 2001 (the "Assignment"), pursuant to which the Trust assigned its interest in the Swap Agreement to U.S. Bank National Association, as the Indenture Trustee.

    On September 20, 2001, $462,000,000 of the Class A-2 Notes, $391,000,000 of the Class A-3 Notes and $219,500,000 of the Class A-4 Notes were sold to Deutsche Banc Alex. Brown Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Credit Suisse First Boston Corporation, J.P. Morgan Securities Inc, Morgan Stanley & Co. Incorporated and Salomon Smith Barney Inc., as underwriters (the "Underwriters"), pursuant to an Underwriting Agreement dated as of September 5, 2001, by and among TAFR LLC, TMCC and the Underwriters. The Underwriting Agreement was filed as Exhibit 1.1 to an 8-K filing on September 20, 2001.

    On September 20, 2001, the Trust, as Issuer, and TMCC, as initial holder of the Revolving Liquidity Note (the "Revolving Liquidity Note"), entered into that certain Revolving Liquidity Note Agreement dated as of September 20, 2001 (the "Revolving Liquidity Note Agreement"), pursuant to which the Trust issued the Revolving Liquidity Note to TMCC.

    The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-58164).

    Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Sale and Servicing Agreement.

    Attached as Exhibit 4.1 is the Sale and Servicing Agreement, as Exhibit 4.2 is the Indenture, as Exhibit 4.3 is the Receivables Purchase Agreement, as Exhibit 4.4 is the Trust Agreement, as Exhibit 4.5 is the Administration Agreement, as Exhibit 4.6 is the Master Swap Agreement, as Exhibit 4.7 is the Schedule to the Swap Agreement, as Exhibit 4.8 is the Class A-3 Confirmation to the Swap Agreement, as Exhibit 4.9 is the Assignment of the Swap Agreement and as Exhibit 4.10 is the Revolving Liquidity Note Agreement.

EXHIBIT INDEX

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)
Not applicable.

(b)
Not applicable.

(c)
Exhibits

    The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description

Exhibit 4.1	Sale and Servicing Agreement dated as of August 1, 2001, by and among the Registrant, as issuer, TAFR LLC, as seller, and TMCC, as servicer.
Exhibit 4.2	Indenture dated as of August 1, 2001, by and between the Registrant, as issuer, and U.S. Bank National Association, as indenture trustee and securities intermediary.
Exhibit 4.3	Receivables Purchase Agreement dated as of August 1, 2001, by and between TAFR LLC, as purchaser, and TMCC, as seller.
Exhibit 4.4	Amended and Restated Trust Agreement dated as of August 1, 2001, by and between TAFR LLC, as depositor, and U.S. Bank Trust National Association, as owner trustee.
Exhibit 4.5	Administration Agreement dated as of August 1, 2001, by and among the Registrant, as issuer, TMCC, as administrator, U.S. Bank National Association, as indenture trustee, and U.S. Bank Trust National Association, as owner trustee.
Exhibit 4.6	Master Agreement dated as of September 20, 2001, between the Registrant, as issuer, and TMCC, as swap counterparty.
Exhibit 4.7	Schedule to the Swap Agreement dated as of September 20, 2001, between the Registrant, as issuer, and TMCC, as swap counterparty.
Exhibit 4.8	Class A-3 Confirmation to the Swap Agreement dated as of September 20, 2001, between the Registrant, as issuer, and TMCC, as swap counterparty.
Exhibit 4.9	Assignment of the Swap Agreement dated as of September 20, 2001, by and among the Registrant, as assignor, U.S. Bank National Association, as assignee, and TMCC, as swap counterparty.
Exhibit 4.10	Revolving Liquidity Note Agreement dated as of September 20, 2001, between the Registrant, as issuer, and TMCC, as initial holder of the Revolving Liquidity Note.

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

TOYOTA AUTO FINANCE RECEIVABLES LLC
By:	/s/ LLOYD MISTELE Name: Lloyd Mistele Title: President

October 3, 2001

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description
Exhibit 4.1	Sale and Servicing Agreement dated as of August 1, 2001, by and among the Registrant, as issuer, TAFR LLC, as seller, and TMCC, as servicer.
Exhibit 4.2	Indenture dated as of August 1, 2001, by and between the Registrant, as issuer, and U.S. Bank National Association, as indenture trustee.
Exhibit 4.3	Receivables Purchase Agreement dated as of August 1, 2001, by and between TAFR LLC, as purchaser, and TMCC, as seller.
Exhibit 4.4	Amended and Restated Trust Agreement dated as of August 1, 2001, by and between TAFR LLC, as depositor, and U.S. Bank Trust National Association, as owner trustee.
Exhibit 4.5	Administration Agreement dated as of August 1, 2001, by and among the Registrant, as issuer, TMCC, as administrator, U.S. Bank National Association, as indenture trustee, and U.S. Bank Trust National Association, as owner trustee.
Exhibit 4.6	Master Agreement dated as of September 20, 2001, between the Registrant, as issuer, and TMCC, as swap counterparty.
Exhibit 4.7	Schedule to the Swap Agreement dated as of September 20, 2001, between the Registrant, as issuer, and TMCC, as swap counterparty.
Exhibit 4.8	Class A-3 Confirmation to the Swap Agreement dated as of September 20, 2001, between the Registrant, as issuer, and TMCC, as swap counterparty.
Exhibit 4.9	Assignment of the Swap Agreement dated as of September 20, 2001, by and among the Registrant, as assignor, U.S. Bank National Association, as assignee, and TMCC, as swap counterparty.
Exhibit 4.10	Revolving Liquidity Note Agreement dated as of September 20, 2001, between the Registrant, as issuer, and TMCC, as initial holder of the Revolving Liquidity Note.

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FORM 8-K
EXHIBIT INDEX
EXHIBIT INDEX